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                                                                  Exhibit 10.7.1

                       FIRST AMENDMENT TO LEASE AGREEMENT

     This FIRST AMENDMENT TO THE LEASE AGREEMENT ["FIRST AMENDMENT"] is made December 20, 1998 by and between AGOSTINELLI FAMILY PARTNERSHIP, LP a Pennsylvania Limited Partnership, at 414 E. College Avenue, State College, Pa. 16801 [hereinafter called "Landlord"] and RED BELL BREWING CO. a Pennsylvania Corporation with its principle place of business at 3100 Jefferson Street, Philadelphia Pennsylvania, 19121 [hereinafter called "Tenant"].

                                   BACKGROUND

     A. The parties entered into a certain Agreement dated November 20, 1998 [the "Lease"] for a portion of the first floor in the building located at 116 S. Allen Street in State College, Pa. 16801 [as more specifically described in the lease.

     B. Landlord has offered approximately 1800 rentable square feet of additional space on the first floor and 600 rentable square feet on the basement level for utilities, storage and cooler.

     C. The parties desire to amend the lease as set forth in this First Amendment.

     NOW THEREFORE, the parties to this First Amendment, intending to be legally bound hereby, agree as follows:

                                   AGREEMENT

1. Except as otherwise defined in this First Amendment, terms used herein shall have the same meaning as ascribed to them in the Lease.

2.   Section 1.

          a. TENANTS AREA, the usable square footage is increased from 6909 to 9309 square feet.

          b.  TENANTS PROPORTIONATE SHARE will increase from 37.27% to 50.22%.

          c.  BASE RENT is amended as follows:


INITIAL TERM:          $110,544.00 + $12,000.00 = $122,544.00 YEAR         $10,212.00 MONTH

FIRST RENEWAL          $110,544.00 + $16,000.00 = $126,544.00 YEAR         $10,545.33 MONTH

SECOND RENEWAL         $117,453.00 + $20,000.00 = $137,453.00 YEAR         $11,454.42 MONTH

THIRD RENEWAL          $126,089.25 + $24,000.00 = $150,089.25 YEAR         $12,507.44 MONTH

FOURTH RENEWAL         $139,907.25 + $28,000.00 = $167,907.25 YEAR         $13,992.27 MONTH


3. Except as modified by the First Amendment, all other terms, conditions, covenants, conditions and agreements as set forth in the Lease remain unchanged and in full force and effect.

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     IN WITNESS WHEREOF, the undersigned parties have set their hands and seals on the date first written above.

                                             LANDLORD:


Witness:                                     AGOSTINELLI FAMILY PARTNERSHIP, LP


/s/ Rose M. Agostinelli                      By: /s/ Raymond F. Agostinelli, Sr.
------------------------------                   -----------------------------
                                                     Raymond F. Agostinelli, Sr.
                                                     General Partner


                                             TENANT:

                                             RED BELL BREWING CO.



                                             By: /s/ James R. Bell President
                                                 -----------------------------
                                                     James R. Bell, President

                                             Attest: /s/
                                                     -------------------------

                                                          [/CORPORATE SEAL]